Other Information	12 Months Ended
Dec. 31, 2020
Other Information
Other Information

27. Other information

In the USA, BF-RhodoLED® lamps are also available under leasing agreements. These agreements are accounted for as operating leases in the first six months. After six months, the customer has the option of either returning the lamp or purchasing it. The agreed purchase price can then be paid immediately in full or over an additional 24 months. If payment is made over an additional 24 months, the agreements are accounted for as financing leases. In financial year 2020, the Company generated income of EUR 75 thousand (2019: EUR 71 thousand; 2018: EUR 94 thousand) from operating lease agreements. Income of EUR 91 thousand (2019: EUR 126 thousand; 2018: EUR 240 thousand) was generated from finance lease agreements.